EXHIBIT 99.1

CLAYTON WILLIAMS ENERGY, INC.

FINANCIAL GUIDANCE DISCLOSURES FOR 2003

Overview

Clayton Williams Energy, Inc. and its subsidiaries have prepared this document to provide public disclosure of certain financial and operating estimates in order to permit the preparation of models to forecast our operating results for each quarter during the year ending December 31, 2003.  These estimates are based on information available to us as of the date of this filing, and actual results may vary materially from these estimates.  We do not undertake any obligation to update these estimates as conditions change or as additional information becomes available.

The estimates provided in this document are based on assumptions that we believe are reasonable.  Until our results of operations for this period have been finally compiled and released, all of the estimates and assumptions set forth herein constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements, other than statements of historical facts, included in this document that address activities, events or developments that we expect, project, believe or anticipate will or may occur in the future, or may have occurred through the date of this filing, including such matters as production of oil and gas, product prices, oil and gas reserves, drilling and completion results, capital expenditures and other such matters, are forward-looking statements.  Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from the results, performance, or achievements expressed or implied by such forward-looking statements.  Such factors include, among others, the following:  the volatility of oil and gas prices, the unpredictable nature of our exploratory drilling results; the reliance upon estimates of proved reserves; operating hazards and uninsured risks; competition; government regulation; and other factors referenced in filings made by us with the Securities and Exchange Commission.

As a matter of policy, we do not attempt to provide guidance on:

(a)       production which may be obtained through future exploratory drilling;

(b)       dry hole and abandonment costs that may result from future exploratory drilling;

(c)       the effects of Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities”;

(d)       gains or losses from sales of property and equipment unless the sale has been consummated prior to the filing of financial guidance; and

(e)       capital expenditures related to completion activities on exploratory wells or acquisitions of proved properties until the expenditures are estimable and likely to occur.

As discussed in “Capital Expenditures”, a significant portion of our 2003 planned exploration and development expenditures relate to exploratory prospects.  Exploratory prospects involve a higher degree of risk than development prospects.  To offset the higher risk, we generally strive to achieve a higher reserve potential and rate of return on investments in exploratory prospects.  Actual results from our exploratory drilling activities, when ultimately reported, may have a material impact on the estimates of oil and gas production and exploration costs stated in this guidance.

Summary of Estimates

The following table sets forth certain estimates being used by us to model our anticipated results of operations for each quarter during the fiscal year ending December 31, 2003.  When a single value is provided, such value represents the mid-point of the approximate range of estimates.  Otherwise, each range of values provided represents the expected low and high estimates for such financial or operating factor.

Year Ending December 31, 2003

Actual First Quarter

Actual Second Quarter

Actual Third Quarter

Estimated Fourth Quarter

(Dollars in thousands, except per unit data)

Average Daily Production:

Gas (Mcf)

76,622

77,209

63,293

46,500 to 52,500

Oil (Bbls)

4,144

4,308

4,217

3,950 to 4,150

Natural gas liquids (Bbls)

544

462

891

500 to 600

Total gas equivalents (Mcfe)

104,750

105,829

93,941

73,200 to 81,000

Differentials:

Gas ($/Mcf)

$

(.36

)

$

(.10

)

$

(.26

)

$(.15) to $(.35)

Oil ($/Bbl)

$

(1.24

)

$

(.65

)

$

(1.25

)

$(.75) to $(1.25)

Natural gas liquids ($/Bbl)

$

(9.06

)

$

(10.09

)

$

(10.24

)

$(8.00) to $(12.00)

Costs Variable by Production ($/Mcfe):

Lease operating expenses (including production taxes)

$

.80

$

.69

$

.84

$.85 to $1.00

DD&A – Oil and gas properties

$

1.08

$

1.05

$

1.11

$1.10 to $1.30

Other Revenues (Expenses):

Natural gas services:

Revenues

$

2,048

$

2,254

$

2,202

$1,950 to $2,050

Operating costs

$

(1,940

)

$

(2,049

)

$

2,075

$(1,850) to $(1,950)

Exploration costs:

Abandonments and impairments

$

(4,462

)

$

(8,932

)

$

(3,953

)

$(3,700) to $(4,700)

Seismic and other

$

(2,352

)

$

(1,612

)

$

(1,481

)

$(1,600) to $(2,400)

DD&A – Other

$

(347

)

$

(520

)

$

(446

)

$(425) to $(475)

General and administrative

$

(1,740

)

$

(3,190

)

$

(2,039

)

$(2,300) to $(2,500)

Interest expense

$

(992

)

$

(861

)

$

(697

)

$(450) to $(550)

Other income (expense)

$

275

$

(392

)

$

(1,239

)

$25 to $50

Income Tax Rate:

Current

1

%

2

%

1

%

3%

Deferred

34

%

23

%

34

%

32%

Weighted Average Shares Outstanding (in thousands):

Basic

9,303

9,319

9,330

9,350 to 9,450

Diluted

9,433

9,447

9,565

9,450 to 9,650

Capital Expenditures

We presently plan to spend approximately $76 million on exploration and development activities during 2003, of which $47 million has been incurred through September 30, 2003.  The following table sets forth, by area, certain information about our planned exploration and development activities for 2003.

	Actual Expenditures Nine Months Ended September 30, 2003	Total Planned Expenditures Year Ended December 31, 2003	Percentage of Total
	(In thousands)

South Louisiana	$28,200	$52,900	70%
Cotton Valley Reef Complex	11,100	11,600	15%
Mississippi	2,900	3,200	4%
Other	4,800	8,300	11%
	$47,000	$76,000	100%

Since our last financial guidance in August 2003, we have increased our estimate of planned expenditures for 2003 by $14.1 million, of which $13.6 million was related to additional planned activity in South Louisiana.  Earlier in 2003, we slowed the pace of our exploratory drilling activities in South Louisiana in order to accelerate repayment of our bank debt and improve our debt-to-equity ratio.  We believe that we have now accomplished our objectives.  Since March 31, 2003, we have reduced our bank debt from $91 million to $50 million while our stockholders’ equity has increased from $85.5 million to $106.5 million.  Accordingly, we resumed our South Louisiana drilling activities in the fourth quarter of 2003.

Approximately 85% of the actual and planned expenditures shown in the preceding table relates to exploratory prospects.  Exploratory prospects involve a higher degree of risk than developmental prospects.  To offset the higher risk, we generally strive to achieve a higher reserve potential and rate of return on investments in exploratory prospects.  Actual expenditures during 2003 may be substantially higher or lower than these estimates as our plans for exploration and development activities change during the year.  We do not attempt to forecast our success rate on exploratory drilling.  Accordingly, these current estimates do not include any costs we may incur to complete our successful exploratory wells and construct the required production facilities for these wells.  Also, we are actively searching for other opportunities to increase our oil and gas reserves, including the evaluation of new prospects for exploratory and developmental drilling activities and potential acquisitions of proved oil and gas reserves.  Other factors, such as prevailing product prices and the availability of capital resources, could also increase or decrease the ultimate level of expenditures during 2003.

Recent Drilling Activities

The following table summarizes certain information concerning our drilling activities from January 1, 2003 through the date of this report.  This information excludes insignificant drilling activities, such as wells drilled in non-core areas and small interests in non-operated properties.

Spud Date	Well Name (Prospect)	County or Parish	Approximate Depth (feet)	Current Status

Cotton Valley Reef Complex

Jan 2003

Muse-Patranella Gas Unit #1

Robertson, TX

17,000

Dry

South Louisiana

Mar 2003

State Lease 17521 #1 (Clio)

Plaquemines, LA

2,000

Dry

Mar 2003

State Lease 17569 #1 (Auguste Bay)

Plaquemines, LA

12,500

Dry

Apr 2003

LL&E #1 - fka State Lease 3279 #1 (Floretta)

Plaquemines, LA

12,800

Producing

May 2003

Romere Pass #113

Plaquemines, LA

2,250

Producing

Aug 2003

Romere Pass #117

Plaquemines, LA

9,550

Producing

Sep 2003

Romere Pass #115

Plaquemines, LA

11,600

Completing

Oct 2003

State Lease 17378 #1 (Fleur)

Cameron, LA

18,000

In-progress

Oct 2003

State Lease 17639 #1 (Neva)

Cameron, LA

8,500

Dry

Oct 2003

State Lease 17620 #1 (Pelican Point)

Plaquemines, LA

10,500

Waiting on completion

Oct 2003

State Lease 16656 #1 (Whiskey Bay)

Plaquemines, LA

12,300

Dry

Oct 2003

State Lease 17613 #1 (Top)

Jefferson, LA

13,200

In-progress

Oct 2003

State Lease 17620 #2 (Pelican Point)

Plaquemines, LA

11,000

In-progress

Supplementary Information

Oil and Gas Production

The following table summarizes, by area, our actual and estimated daily net production for each quarter during the year ending December 31, 2003.  These estimates represent the approximate mid-point of the estimated production range.

Daily Net Production for 2003

Actual First Quarter

Actual Second Quarter

Actual Third Quarter

Estimated Fourth Quarter

Gas (Mcf):

Austin Chalk (Trend)

4,210

3,686

3,294

3,033

Cotton Valley Reef Complex

51,400

48,836

38,152

29,391

Louisiana

17,488

20,241

17,516

13,478

New Mexico/West Texas

1,700

1,823

1,877

1,576

Other

1,824

2,623

2,454

2,022

76,622

77,209

63,293

49,500

Oil (Bbls):

Austin Chalk (Trend)

2,817

2,819

2,825

2,672

Louisiana

621

634

541

684

New Mexico/West Texas

654

781

726

598

Other

52

74

125

96

4,144

4,308

4,217

4,050

Natural Gas Liquids (Bbls):

Austin Chalk (Trend)

262

145

437

322

New Mexico/West Texas

136

167

247

93

Other

146

150

207

135

544

462

891

550

Actual gas production in Louisiana for the third quarter and estimated gas production for the fourth quarter are less than the previous estimates disclosed in our August 2003 guidance due primarily to lower than expected production from three development wells drilled in the Romere Pass field in Plaquemines Parish.  These wells were drilled on locations to which we had assigned proved undeveloped reserves at the time we acquired these properties in July 2002.  More production history is needed to fully evaluate these wells.

Accounting for Derivatives

The following summarizes information concerning our net positions in open commodity derivatives as of September 30, 2003.

	Oil Swaps		Gas Swaps

Bbls

Average Price

MMBtu (a)

Average Price

Production Period:
4th Quarter 2003	80,000	$24.20	1,720,000	$3.80

(a)   One MMBtu equals one Mcf at a Btu factor of 1,000.

Gas Collars

MMBtu (a)

Floor

Ceiling

Production Period:

4th Quarter 2003

2,310,000

$

4.50

$

7.04

1st Quarter 2004

3,200,000

$

4.50

$

7.04

2nd Quarter 2004

2,500,000

$

4.20

$

5.28

3rd Quarter 2004

2,220,000

$

4.20

$

5.28

4th Quarter 2004

690,000

$

4.20

$

5.28

10,920,000

(a)   One MMBtu equals one Mcf at a Btu factor of 1,000.

We did not designate the gas collar derivatives as cash flow hedges under SFAS 133; therefore, all changes in the fair value of these contracts prior to maturity, plus any realized gains or losses at maturity, are recorded as other income (expense).